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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 8, 2005


                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                    1-6140                                   71-0388071
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           (Commission File Number)                       (I.R.S. Employer
                                                         Identification No.)

             1600 Cantrell Road
             Little Rock, Arkansas                              72201
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   (Address of Principal Executive Offices)                  (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01      Regulation FD Disclosure.

               On December 8, 2005, the registrant issued a press release announcing its 12th annual fundraiser to support the Ronald McDonald House Charities. This year's effort involves the sale of a CD entitled "This Christmas, Dillard's Brings you...Broadway,". A copy of the press release is furnished as Exhibit 99.

Item 9.01      Financial Statements and Exhibits
       99      Press Release dated December 8, 2005


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DILLARD'S, INC.



DATED: December 8, 2005              By:    James I. Freeman
       ----------------                 ---------------------
                                     Name:  James I. Freeman
                                     Title: Senior Vice President & Chief
                                            Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
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    99            Press Release dated December 8, 2005.